SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): June 8, 1999



                           HALLWOOD ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-9579                 84-1489099
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

4610 South Ulster Street, Suite 200
Denver, Colorado                                                    80237
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (303) 850-7373


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ITEM 5.           OTHER EVENTS.
                  ------------

I.       Rights Plan

         On June 8, 1999, the Board of Directors of Hallwood Energy Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Stock"). The dividend is payable on June 8, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") at a price of $40 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, as the same may be amended from time to time (the "Rights Agreement"), between the Company and Register and Transfer Company, as Rights Agent (the "Rights Agent").

         Detachment of Rights: Exercise. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or
(ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer that would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate, together with a copy of the Summary of Rights in substantially the form of Exhibit C to the Rights Agreement (the "Summary of Rights").

         The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on June 7, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended




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or unless the Rights are earlier  redeemed or exchanged by the Company,  in each case as described below.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

         In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

         Preferred Shares. Each share of Preferred Stock will be entitled, when, as and if declared, to a dividend payment per share equal to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $1.00 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These Rights are protected by customary antidilution provisions.

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.





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         The offer and sale of the Preferred Stock or Common Stock issuable upon exercise of the Rights will be registered pursuant to the Securities Act of 1933, as amended; such registration will not become effective until the Rights become exercisable.

         Antidilution and Other Adjustments. The number of one one-thousandths of a share of Preferred Stock or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         Redemption of Rights. At any time prior to the earlier of (i) the Distribution Date or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem all but not less than all of the then outstanding Rights at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. At the effective time of such redemption, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         No Rights as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Amendment of Rights. For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated by reference.

ITEM 7.           Financial Statements and Exhibits.
                  ---------------------------------

         1.       Instruments defining the rights of security holders.

         4.1* Form of Rights Agreement between Hallwood Energy Corporation and Registrar and Transfer Company, which includes the form of Certificate of Designation for Designating Series B Junior Participating Preferred Stock, $.01 par value, as Exhibit A and the form of Right Certificate as Exhibit B.

         4.2* Form of Certificate of Designation for Designating Series B Junior Participating Preferred Stock, $.01 par value (included as Exhibit A to Rights Agreement filed as Exhibit 4.1 hereto).

         4.3* Form of Right Certificate (included as Exhibit B to Rights Agreement as Exhibit 4.1 hereto).




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         4.4*     Form  of  Summary  of  Rights  to  Purchase  Series  B  Junior
                  Participating Preferred Stock (included as Exhibit C to Rights Agreement, filed as Exhibit 4.1 hereto) which, together with certificates representing the outstanding shares of Common Stock of the Company, shall represent the Rights until the Distribution Date.

         4.5* Specimen of legend to be placed pursuant to Section 3(c) of the Rights Agreement, on all new share certificates for shares of Common Stock issued after June 8, 1999 and prior to the Distribution Date upon transfer, exchange or new issuance (included in Section 3(c) of the Rights Agreement incorporated by reference herein as Exhibit 4.1).

         2. Press release dated August 4, 1999.

-----------------

* Filed as an exhibit to the Company's Registration Statement on Form S-4 (No. 333-77409), filed with the Securities and Exchange Commission on April 30, 1999 and incorporated herein by reference.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 10, 1999


                                                 Hallwood Energy Corporation


                                                 By:      /s/ Cathleen M. Osborn
                                                          ----------------------
                                                 Name:    Cathleen M. Osborn
                                                 Title:   Vice President




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COMPANY CONTACT                                            FOR IMMEDIATE RELEASE
Wendy Grant,
Investor Relations
(303) 850-7373


                 HALLWOOD ENERGY CORPORATION ADOPTS RIGHTS PLAN

Denver, Colorado, August 4, 1999 - Hallwood Energy Corporation (NASDAQ: HECO) announced today that the Board of Directors has adopted a Shareholder Rights Plan having the terms described in the Company's prospectus dated May 4, 1999, relating to the formation of the Company.

Under the Rights Plan, Rights to purchase one one-thousandth (1/1000th) of a share of a new Series B Junior Participating Preferred Stock of the Company at a price of $40 per one one-thousandth of a Preferred Share will be distributed as a dividend at the rate of one Right for each share of the Company's Common Stock held of record on June 8, 1999.

The Rights contain provisions that are intended to protect shareholders from abusive takeover tactics that may be used by an acquiror which the Board believes are not in the best interests of the shareholders. Examples of such transactions include a gradual accumulation of shares in the open market or a partial or two-tier tender offer that does not treat all shareholders equally, and other acquisition attempts which may unfairly pressure shareholders by coercing them to relinquish their investment and depriving the Company's Board and shareholders of any real opportunity to determine the future of the Company and to realize the full value of the shareholders' investment in the Company. The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights Plan increases the Board's ability to effectively represent the interests of shareholders and other constituencies of the Company upon the occurrence of an unfair acquisition proposal. While the board is not aware of any present effort to acquire control of the Company, it believes these Rights represent a sound and reasonable means of safeguarding the interests of its shareholders.

The Rights are not exercisable until the Distribution Date (triggered only if certain events occur) and are not detachable from the Company's Common Stock and they do not give any immediate value to shareholders. No certificates representing the Rights will be issued at this time.

Ten days after any person or group acquires (with certain exceptions, the "Acquiring Person") 15% or more of the Company's outstanding Common Stock or announces a tender offer for 15% or more of the Company's outstanding Common Stock, the rights will become exercisable. Thereafter, the Rights will trade separately from the Company's Common Stock and have separate certificates. Holders of the Rights will be entitled to purchase from the Company one one-thousandth of a share of Preferred Stock for $40.00.

Under certain circumstances, however, the Rights will be modified so that each Right not owned by the Acquiring Person would become exercisable for the number of shares of the Company's Common Stock that at the time have a market value of two times the $40.00 exercise price of the Right. Shares of Preferred Stock purchasable upon exercise of the Rights are entitled to dividend, liquidation and voting rights 1,000 times those afforded one share of common stock. Accordingly, the value of the one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.


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The Rights  will  expire on June 7, 2009 and may be  redeemed by the Company for one cent ($.01) per Right under certain circumstances. At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right. Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

A summary of the plan is contained in the prospectus referred to above.

Hallwood Energy Corporation is a public oil and gas company headquartered in Denver, Colorado with properties primarily located in South Louisiana, the San Juan Basin in New Mexico and Colorado, West Texas and the Rocky Mountain Region.




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